As filed with the Securities and Exchange Commission on November 10, 2010.
===============================================================================
                                                    1933 Act File No. 333-72447
                                                    1940 Act File No. 811-09235


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ] Preliminary proxy statement.
[ ] Confidential, for use of the Commission only (as permitted by
    Rule 14a-6(e)(2)).
[X] Definitive proxy statement.
[ ] Definitive additional materials.
[ ] Soliciting material pursuant to Section 240.14a-12


                       FIRST DEFINED PORTFOLIO FUND, LLC
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)


Payment of filing fee (check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

                       FIRST DEFINED PORTFOLIO FUND, LLC

                          TARGET MANAGED VIP PORTFOLIO
                          THE DOW(R) DART 10 PORTFOLIO
                      THE DOW(R) TARGET DIVIDEND PORTFOLIO
                      GLOBAL DIVIDEND TARGET 15 PORTFOLIO
                           S&P(R) TARGET 24 PORTFOLIO
                         NASDAQ(R) TARGET 15 PORTFOLIO
                    FIRST TRUST TARGET FOCUS FOUR PORTFOLIO
                       VALUE LINE(R) TARGET 25 PORTFOLIO

                       120 East Liberty Drive, Suite 400
                            Wheaton, Illinois 60187

                                                               November 12, 2010

Dear Policy Owner:

      I am writing to ask you to consider an important matter affecting your variable annuity policy ("Policy") with Prudential Annuities Life Assurance Corporation ("Prudential"). Some or all of the value of your Policy is invested in one or more of the following portfolios: Target Managed VIP Portfolio, The Dow(R) DART 10 Portfolio, The Dow(R) Target Dividend Portfolio, Global Dividend Target 15 Portfolio, S&P(R) Target 24 Portfolio, NASDAQ(R) Target 15 Portfolio, First Trust Target Focus Four Portfolio and Value Line(R) Target 25 Portfolio, each of which is a series of the First Defined Portfolio Fund, LLC (the "Company," and each portfolio of the Company is a "Fund"). Prudential holds interests in the Fund designated by you in a separate account in order to fund your Policy's benefits. For this reason, you have the right to instruct Prudential how to vote the interests in the Fund attributable to your Policy.

      The accompanying materials relate to the Special Meeting of Interest Holders (the "Meeting"). The Meeting will be held at the offices of First Trust Advisors, L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, on Monday, December 6, 2010, at 4:00 p.m. Central time.

      Upon the closing on October 12, 2010 of a transaction (the "Transaction"), which, as described in the accompanying Proxy Statement, resulted in a "change in control" of First Trust Advisors L.P. ("First Trust Advisors" or the "Advisor"), the investment advisor to the Funds, the investment advisory and management agreement between the Company, on behalf of each Fund, and the Advisor automatically terminated in accordance with its terms. The Advisor continues to perform investment advisory and management services for each Fund on an interim basis, as permitted by the Investment Company Act of 1940. However, in order for the Advisor to continue to provide investment advisory and management services to each Fund beyond the interim period, holders of membership interests of each Fund ("Interests") will be asked at the Meeting to vote to approve a new investment advisory and management agreement between the Advisor and the Company. The Board of Trustees of the Company is recommending that holders of Interests vote to approve the new investment advisory and management agreement.

      Some important facts to note about the Transaction are:

      o The Transaction had no effect on the amount of Interests attributable to your Policy or the value of those Interests.

      o Subject to approval by holders of Interests, First Trust Advisors will continue to provide investment advisory services to each Fund.

      o The contractual advisory fee rate paid to First Trust Advisors will not increase.

      We urge you to read the Proxy Statement and to submit your voting instructions by following the directions set forth on the enclosed voting instructions card. To be considered timely received, voting instructions must be received by Broadridge Financial Solutions, Inc., the proxy tabulator retained by Prudential, by 9:00 a.m. Eastern time on Monday, December 6, 2010. The Interests that are attributable to your Policy will be voted in accordance with the instructions that are timely received.

      Please take a few moments to read the enclosed materials and then cast your vote as directed on the enclosed voting instructions card. All Interests for which instructions are not timely received will be voted in the same proportion as the votes cast by Policy owners on the issue presented.

      YOUR VOTE IS IMPORTANT. Your prompt response will be much appreciated. You may receive a telephone call from Prudential reminding you to submit your voting instructions.

      Any questions or concerns you may have regarding the Meeting or the proposal should be directed to your financial representative.

      We appreciate your participation in this important Meeting.

         Thank you.

                                            Sincerely,


                                            /s/ James A. Bowen

                                            James A. Bowen
                                            Chairman of the Board of Trustees

                       FIRST DEFINED PORTFOLIO FUND, LLC

                          TARGET MANAGED VIP PORTFOLIO
                          THE DOW(R) DART 10 PORTFOLIO
                      THE DOW(R) TARGET DIVIDEND PORTFOLIO
                      GLOBAL DIVIDEND TARGET 15 PORTFOLIO
                           S&P(R) TARGET 24 PORTFOLIO
                         NASDAQ(R) TARGET 15 PORTFOLIO
                    FIRST TRUST TARGET FOCUS FOUR PORTFOLIO
                       VALUE LINE(R) TARGET 25 PORTFOLIO

                       120 East Liberty Drive, Suite 400
                            Wheaton, Illinois 60187

                 NOTICE OF SPECIAL MEETING OF INTEREST HOLDERS

                         to be held on December 6, 2010

November 12, 2010

To the Holders of Interests of the Above Series of First Defined Portfolio Fund,
LLC:

      Notice is hereby given that a Special Meeting of Interest Holders (the "Meeting") of Target Managed VIP Portfolio, The Dow(R) DART 10 Portfolio, The Dow(R) Target Dividend Portfolio, Global Dividend Target 15 Portfolio, S&P(R) Target 24 Portfolio, NASDAQ(R) Target 15 Portfolio, First Trust Target Focus Four Portfolio and Value Line(R) Target 25 Portfolio, each of which is a series of the First Defined Portfolio Fund, LLC (the "Company," and each portfolio of the Company is a "Fund") will be held on Monday, December 6, 2010, at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, at 4:00 p.m. Central time, for the following purposes:

              1. For each Fund, to approve a new investment advisory and management agreement between the Company, on behalf of each Fund, and First Trust Advisors L.P., the investment advisor to the Funds.

              2. To transact any other business as may properly come before the Meeting (including any adjournments or postponements thereof).

      The close of business on September 30, 2010 has been fixed as the record date for the determination of interest holders entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof. Accordingly, an owner of a variable annuity policy with Prudential Annuities Life Assurance Corporation (a "Policy"), will be entitled to vote only if he or she had value in his or her Policy allocated to a Fund at the close of business on September 30, 2010.

                                             By Order of the Board of Trustees,


                                             /s/ W. Scott Jardine

                                             W. Scott Jardine
                                             Secretary





--------------------------------------------------------------------------------
      IT IS IMPORTANT THAT YOUR INTERESTS BE REPRESENTED AT THE MEETING. YOU ARE REQUESTED TO PROMPTLY SUBMIT YOUR VOTING INSTRUCTIONS BY FOLLOWING THE DIRECTIONS SET FORTH ON THE ENCLOSED VOTING INSTRUCTIONS CARD.
--------------------------------------------------------------------------------

                       FIRST DEFINED PORTFOLIO FUND, LLC

                          TARGET MANAGED VIP PORTFOLIO
                          THE DOW(R) DART 10 PORTFOLIO
                      THE DOW(R) TARGET DIVIDEND PORTFOLIO
                      GLOBAL DIVIDEND TARGET 15 PORTFOLIO
                           S&P(R) TARGET 24 PORTFOLIO
                         NASDAQ(R) TARGET 15 PORTFOLIO
                    FIRST TRUST TARGET FOCUS FOUR PORTFOLIO
                       VALUE LINE(R) TARGET 25 PORTFOLIO

                      SPECIAL MEETING OF INTEREST HOLDERS
                         TO BE HELD ON DECEMBER 6, 2010

                       120 East Liberty Drive, Suite 400
                            Wheaton, Illinois 60187

                                PROXY STATEMENT

                               November 12, 2010

      THIS PROXY STATEMENT AND THE ENCLOSED VOTING INSTRUCTIONS CARD WILL FIRST BE MAILED TO PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION AND POLICY OWNERS ON OR ABOUT NOVEMBER 12, 2010.

      This Proxy Statement is furnished by the Board of Trustees (the "Board") of the First Defined Portfolio Fund, LLC, in connection with the solicitation by the Board of proxies and, as described below, the solicitation by Prudential Annuities Life Assurance Corporation ("Prudential"), on behalf of the Board, of voting instructions, for use at the Special Meeting of Interest Holders of the Company to be held on Monday, December 6, 2010 at the offices of First Trust Advisors L.P., located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, at 4:00 p.m. Central time and at any and all adjournments or postponements thereof (referred to collectively as the "Meeting"). The Interests (as defined below) of the Company are currently divided into the following portfolios: Target Managed VIP Portfolio, The Dow(R) DART 10 Portfolio, The Dow(R) Target Dividend Portfolio, Global Dividend Target 15 Portfolio, S&P(R) Target 24 Portfolio, NASDAQ(R) Target 15 Portfolio, First Trust Target Focus Four Portfolio and Value Line(R) Target 25 Portfolio (each portfolio, a "Fund"). Interests of each Fund are sold only to Prudential Annuities Life Assurance Corporation Variable Account B ("Account B") to fund the benefits of variable annuity policies (the "Policies") issued by Prudential. The solicitation includes all Interests (as defined below) in a Fund attributable to Policy owners' interests in Account B. A Notice of Special Meeting of Interest Holders and a voting instructions card accompany this Proxy Statement.

      As discussed more fully below, the purposes of the Meeting are:

              1. For the Interest holders of each Fund to approve a new investment advisory and management agreement (the "New Advisory

      Agreement"), between the Company, on behalf of each Fund, and First Trust Advisors L.P. ("First Trust Advisors" or the "Advisor"), as investment advisor (the "Proposal").

              2. To transact such other business as may properly come before the Meeting (including any adjournments or postponements).

      The expense of preparing, printing and mailing the enclosed voting instructions card, accompanying Proxy Statement and its enclosures, and all other costs in connection with the solicitation of voting instructions and proxies to be voted at the Meeting, will be borne by the Advisor. The solicitation of voting instructions and proxies will begin on or about November 12, 2010 and will be largely by mail, but may include telephonic, electronic or oral communication by representatives of Prudential, as well as officers and service providers of the Company, and affiliates of such service providers. Broadridge Financial Solutions, Inc. ("Broadridge") has been retained by Prudential to receive and tabulate voting instructions.

      IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF INTEREST HOLDERS TO BE HELD ON DECEMBER 6, 2010. THIS PROXY STATEMENT IS AVAILABLE ON THE INTERNET AT:
HTTP://WWW.FTPORTFOLIOS.COM/COMMON/VA/PRODUCTINFO/PRUDENTIAL%20ANNUITIES%20LIFE/
PROXYSTATEMENT.PDF.

      THE COMPANY'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS ARE ALSO AVAILABLE ON THE INTERNET AT:
HTTP://WWW.FTPORTFOLIOS.COM/RETAIL/DISPLAY.ASPX?P=VAFIRSTDEFINED. THE COMPANY
WILL FURNISH, WITHOUT CHARGE, COPIES OF ITS MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS TO ANY HOLDER OF INTERESTS UPON REQUEST. TO REQUEST A COPY, PLEASE WRITE TO THE ADVISOR AT 120 EAST LIBERTY DRIVE, SUITE 400, WHEATON, ILLINOIS 60187, OR CALL (800) 621-1675.

      YOU MAY CALL (800) 621-1675 FOR INFORMATION ON HOW TO OBTAIN DIRECTIONS TO BE ABLE TO ATTEND THE MEETING AND VOTE IN PERSON.

                              VOTING INSTRUCTIONS

      The Company is organized as a Delaware limited liability company and, as such, does not issue shares of stock. Instead, ownership rights are contained in "membership interests" (referred to herein as the "Interests"). Each Interest represents an undivided interest in the net assets of a Fund's portfolio. Interests of the Funds are not offered directly to the public. Instead, Interests of the Funds are sold only to Account B to fund the benefits of variable annuity policies issued by Prudential. Account B is the sole member of the Company. Although Prudential, through Account B, legally owns all of the Interests of each Fund, Prudential will vote all such Interests in accordance with the voting instructions timely given by the owners of the policies ("Policy owners"). Because Policy owners are indirectly invested in one or more Funds through their policies and have the right to instruct Prudential how to vote Interests of these Funds on all matters requiring a vote of Interest holders, Policy owners should consider themselves holders of Interests ("Interest Holders") for purposes of this Proxy Statement. Policy owners at the close of business on September 30, 2010 (the "Record Date") will be entitled to notice of the Meeting and to instruct Prudential how to vote at the Meeting, including any adjournment or postponement thereof.

      Policy owners may use the voting instructions card as a ballot to give Prudential the voting instructions for those Interests attributable to their policies as of the Record Date. If the Policy owner properly submits voting instructions by 9:00 a.m. Eastern time on December 6, 2010, Prudential will vote the Interests attributable to the Policy of the Policy owner in accordance with the Policy owner's instructions. If the Policy owner does not timely provide voting instructions, Prudential will vote the respective Policy owner's Interests in the same proportion as Interests for which instructions were timely received from other Policy owners that are indirectly invested in the applicable Fund ("Proportional Voting"). The effect of Proportional Voting is that a small number of Policy owners can determine the outcome of the voting. In connection with voting instructions, if a Policy owner merely signs and returns the voting instructions card, Prudential will vote the respective Policy owner's Interests FOR the Proposal with respect to the applicable Fund. Voting instructions cards not timely received, however, will not be counted, but rather will be voted in accordance with Proportional Voting.

      Any authorized voting instructions will be valid for any adjournment of the Meeting. If a Fund receives an insufficient number of votes for the Proposal, the Meeting may be adjourned to permit the solicitation of additional votes. Those persons named as proxies in the proxy to be executed by Prudential with respect to Account B will have the discretion to vote for any such adjournment. Moreover, in the event that any additional matters properly come before the Meeting, such proxies will vote thereon according to their best judgment in the interests of the applicable Funds.

      Any person giving voting instructions may revoke them by submitting to Broadridge superseding voting instructions or a written notice of revocation. Only the Policy owner submitting the voting instructions can revoke them. In addition, a Policy owner present at the Meeting may withdraw his or her voting instructions and vote in person. Mere attendance at the Meeting will not revoke the voting instructions. Prudential will vote the Interests of each Fund in accordance with all properly submitted and unrevoked voting instructions that are timely received. Interest Holders will need to show valid identification and proof of their rights in the applicable Interests to be admitted to the Meeting.

                        OUTSTANDING INTERESTS AND QUORUM

      As of the Record Date, there were issued and outstanding Interests of the Company which were divided among each Fund as follows:



                   Fund                               Interests Outstanding
                   ----                               ---------------------
Target Managed VIP Portfolio                                3,161,637.262
The Dow(R) DART 10 Portfolio                                  544,379.383
The Dow(R) Target Dividend Portfolio                        2,475,724.822
Global Dividend Target 15 Portfolio                         1,875,092.066
S&P(R)  Target 24 Portfolio                                   908,405.604
NASDAQ(R)  Target 15 Portfolio                                552,809.306
First Trust Target Focus Four Portfolio                     2,264,394.479
Value Line(R) Target 25 Portfolio                           3,397,912.606

      As of the Record Date, Account B, 1 Corporate Drive, Shelton, Connecticut 06484 owned 100% of the outstanding Interests of each Fund, and therefore owned all of the Interests of the Company. As a result, Account B is considered to control each Fund. Due to such control, Account B may have the ability to affect the outcome of the approval of the Proposal. As described above, Prudential will solicit voting instructions from Policy owners. Whole Interests are entitled to one vote and fractional Interests are entitled to a proportionate fractional vote. To the knowledge of the Company, as of the Record Date, no Policy owner was known to own beneficially more than 5% of the aggregate Interests of the Company, and no Policy owner was known to own beneficially more than 5% of the Interests of any Fund.

      Under the Company's By-Laws, thirty percent (30%) of the voting power of Interests entitled to vote at the Meeting will constitute a quorum at the Meeting for the transaction of business. Each Fund will vote separately on the Proposal. The failure to approve the Proposal by one Fund will not affect the approval by any other Fund.

      The favorable vote of a majority of the outstanding voting Interests of each Fund will be required for the approval of the Proposal with respect to such Fund. When used in this Proxy Statement, "a majority of the outstanding voting Interests" means the affirmative vote of the lesser of: (i) 67% or more of the voting Interests of a Fund present at the Meeting if the holders of more than 50% of the outstanding voting Interests of such Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding voting Interests of such Fund. As noted above, Prudential will vote Interests for which it does not timely receive voting instructions in accordance with Proportional Voting. For purposes of determining the approval of the Proposal with respect to each Fund, abstentions will have the effect of a vote against the Proposal. There are not expected to be any "broker non-votes."

                  PROPOSAL: APPROVAL OF NEW ADVISORY AGREEMENT

BACKGROUND AND REASON FOR VOTE

      The Advisor has served as investment advisor to each Fund since its inception, previously, pursuant to an investment advisory and management agreement (the "Original Advisory Agreement"), between the Advisor and the Company, on behalf of each Fund, and currently, as described below, pursuant to an interim investment advisory and management agreement (the "Interim Advisory Agreement"), also between the Advisor and the Company, on behalf of each Fund.

      The Advisor is an Illinois limited partnership formed in 1991 and an investment advisor registered with the Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940. The Advisor has one limited partner, Grace Partners of DuPage L.P. ("Grace Partners"), and one general partner, The Charger Corporation, and is controlled by Grace Partners and The Charger Corporation. Grace Partners is a limited partnership that is controlled by its general partner, The Charger Corporation, and has a number of limited partners. The Charger Corporation is an Illinois corporation that was previously controlled by the Robert Donald Van Kampen family. Grace Partners and The Charger Corporation are each located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, and have a primary business that consists of investment advisory and broker/dealer services through their ownership interests in various entities. In this regard, in addition to their interests in the Advisor, Grace Partners is the sole limited partner, and The Charger Corporation is the sole general partner, of First Trust Portfolios L.P. ("First Trust Portfolios"), a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the "1934 Act").

      On August 24, 2010, members of the Robert Donald Van Kampen family entered into a stock purchase agreement with James A. Bowen, the President of the Advisor, to sell 100% of the common stock of The Charger Corporation to Mr. Bowen (who will hold the interest through a limited liability company of which he is the sole member) (the "Transaction") for $3,000,000 payable at the Transaction closing. The Transaction was completed in accordance with its terms on October 12, 2010 (the "Transaction Closing Date"). The Transaction is not anticipated to result in any changes in the personnel or operations of the Advisor. Mr. Bowen is a Trustee who is an "interested person" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Company, the Chairman of the Board and the President of the Company, the President of the Advisor and of First Trust Portfolios and a limited partner of Grace Partners. In light of the Transaction and his interest in and role with the Advisor, Mr. Bowen has an interest in this Proposal.

      As required by the 1940 Act, the Original Advisory Agreement provided for its automatic termination in the event of its assignment. The consummation of the Transaction resulted in a change in control of the Advisor and constituted an "assignment," as that term is defined in the 1940 Act, of the Original Advisory Agreement, thus having the effect of automatically terminating the Original Advisory Agreement with respect to each Fund on the Transaction Closing Date. Since that date, the Advisor has been providing services to each Fund pursuant to the Interim Advisory Agreement. The Policy owners are being asked to approve, with respect to their Fund, the New Advisory Agreement. Policy owners should be aware that the Transaction is not expected to result in a change in the persons responsible for the management of any Fund or in the operations of any Fund, or in any changes in the investment approach of any Fund.

      In anticipation of the completion of the Transaction and the termination of the Original Advisory Agreement, the Board of the Company held a meeting on September 20, 2010 (the "Board Meeting"), at which, after careful consideration (see "BOARD CONSIDERATIONS" below), the Trustees determined that, following the Transaction, it would be in the best interests of the Company and each Fund for First Trust Advisors to continue to act as investment advisor to each Fund. Accordingly, as permitted under the 1940 Act and Rule 15a-4 thereunder ("Rule 15a-4"), the Board of Trustees of the Company, including all of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Company (the "Independent Trustees"), approved the Interim Advisory Agreement to ensure the continuation of investment advisory and portfolio management services to the Funds. In accordance with Rule 15a-4, the Board meets the currently effective provisions of the "fund governance standards" defined in Rule 0-1(a)(7) under the 1940 Act. As indicated above, the Interim Advisory Agreement has been in effect since the Transaction Closing Date and, pursuant to Rule 15a-4, will be in effect no longer than through March 11, 2011 (the "Interim Termination Date"), which is 150 days after the termination of the Original Advisory Agreement (see "THE INTERIM ADVISORY AGREEMENT" below). In addition, at the Board Meeting, the Board approved, subject to Interest Holder approval, the New Advisory Agreement. If Interest Holders of a Fund do not approve the New Advisory Agreement, the Board will take such action as it deems to be in the best interests of that Fund.

THE ORIGINAL ADVISORY AGREEMENT

      As indicated above, the Advisor previously served as the investment advisor to each Fund under the Original Advisory Agreement, which was dated November 16, 1999. With respect to each Fund other than The Dow(R) Target Dividend Portfolio, the Original Advisory Agreement was last approved by Interest Holders at a special meeting of Interest Holders held on January 14, 2000; the prior investment advisory and management agreement between First Trust Advisors and the Company, on behalf of such Funds, automatically terminated upon its assignment in connection with a change in control of First Trust Advisors that occurred on October 29, 1999. With respect to The Dow(R) Target Dividend Portfolio, the Original Advisory Agreement was approved by its initial Interest Holder on May 1, 2005. Since the beginning of the Company's last fiscal year, the Board approved the continuation of the Original Advisory Agreement at meetings held on March 1-2, 2009 and March 21-22, 2010.

      Under the Original Advisory Agreement, the Advisor was entitled to receive from each Fund an annual fee equal to 0.60% of the average daily net assets of the Fund (the "Fee Rate"). Each Fund generally pays for its own operating expenses. The Advisor, however, has agreed to limit fees and/or pay expenses to the extent necessary through December 31, 2011, to prevent the Funds' annual investment management fees and expenses (excluding taxes, interest expense, brokerage commissions, other normal charges incident to the purchase and sale of portfolio securities, and extraordinary expenses) from exceeding 1.47% of the average daily net asset value of each Fund (other than the First Trust Target Focus Four Portfolio, the expense cap of which is 1.37% of average daily net asset value). Expenses borne by the Advisor are subject to reimbursement by a Fund for up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by a Fund at any time if it would result in such Fund's operating expenses exceeding current expense limitations.

FUNDS SUB-ADVISED WITH COMPARABLE INVESTMENT OBJECTIVES/POLICIES

      The Advisor currently acts as investment sub-advisor to the funds listed below, each of which has an investment objective and/or policies comparable to those of the Funds.

-------------------------------------------- -------------------------------- -----------------------------------
                 FUND NAME                      APPROXIMATE ASSETS UNDER                ANNUAL RATE OF
                                                       MANAGEMENT                        COMPENSATION
                                                 AS OF OCTOBER 15, 2010
-------------------------------------------- -------------------------------- -----------------------------------
Target Equity/Income Portfolio, a series of            $24,530,152             0.35% on first $500 million;
Ohio National Fund, Inc.                                                       0.25% over $500 million
-------------------------------------------- -------------------------------- -----------------------------------
Target VIP Portfolio, a series of Ohio                 $21,034,784             0.35% on first $500 million;
National Fund, Inc.                                                            0.25% over $500 million
-------------------------------------------- -------------------------------- -----------------------------------
The Dow(R) Target 10 Portfolios,  series of             $9,082,899             0.35%
The Dow(R) Target Variable Fund LLC
-------------------------------------------- -------------------------------- -----------------------------------
The Dow(R) Target 5 Portfolios, series of The           $3,522,697             0.35%
Dow(R) Target Variable Fund LLC
-------------------------------------------- -------------------------------- -----------------------------------
AST First Trust Balanced Target Portfolio,          $2,482,338,650             0.35% up to $250 million; 0.30%
a series of Advanced Series Trust (formerly                                    from  $250 million to $500
American Skandia Trust)                                                        million; 0.25% from $500 million
                                                                               to $1 billion; 0.20% thereafter
-------------------------------------------- -------------------------------- -----------------------------------
AST First Trust Capital Appreciation Target         $3,437,579,051             0.35% up to $250 million; 0.30%
Portfolio, a series of Advanced Series                                         from  $250 million to $500
Trust (formerly American Skandia Trust)                                        million; 0.25% from $500 million
                                                                               to $1 billion; 0.20% thereafter
-------------------------------------------- -------------------------------- -----------------------------------


The Advisor has not waived or reduced its compensation under the applicable contract with any of the funds listed in the table above.

As of October 15, 2010, the Funds had the approximate amount of net assets set forth below:


                   Fund                               Approximate Net Assets
                   ----                               ----------------------
Target Managed VIP Portfolio                               $28,302,372
The Dow(R) DART 10 Portfolio                                $5,273,302
The Dow(R) Target Dividend Portfolio                       $21,918,440
Global Dividend Target 15 Portfolio                        $39,734,212
S&P(R)  Target 24 Portfolio                                 $8,091,904
NASDAQ(R)  Target 15 Portfolio                              $4,884,355
First Trust Target Focus Four Portfolio                    $10,619,016
Value Line(R) Target 25 Portfolio                          $11,663,876

THE INTERIM ADVISORY AGREEMENT

      Many of the terms of the Interim Advisory Agreement are the same as those of the Original Advisory Agreement; however, there are, among other differences, differences in provisions relating to the effective date and, consistent with the requirements of Rule 15a-4, termination and compensation. Unless terminated sooner in accordance with its terms, for each Fund, the Interim Advisory Agreement will continue to be in effect through the Interim Termination Date or until holders of Interests of the Fund approve the New Advisory Agreement, whichever occurs first. In addition, the Interim Advisory Agreement may be terminated with respect to a Fund without penalty by a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund upon at least 10 calendar days' written notice to the Advisor.

      For each Fund, the rate of compensation paid to the Advisor is the same under the Interim Advisory Agreement, Original Advisory Agreement and New Advisory Agreement. The compensation accrued under the Interim Advisory Agreement, however, is to be held in an interest-bearing escrow account with the Fund's custodian or another bank designated by the Company. If the New Advisory Agreement is approved by Interest Holders of a Fund by the Interim Termination Date, the amount in the escrow account (including the interest earned) will be paid to the Advisor. However, if holders of Interests in a Fund do not approve the New Advisory Agreement by such date, the Advisor will be paid, out of the escrow account, the lesser of: (i) any costs incurred by the Advisor in performing services under the Interim Advisory Agreement for that Fund (plus interest earned on that amount while in escrow); or (ii) the total amount in the escrow account for that Fund (plus interest earned).

COMPARISON OF CERTAIN TERMS OF THE NEW ADVISORY AGREEMENT AND ORIGINAL ADVISORY AGREEMENT

      Below is a brief comparison of certain terms of the Original Advisory Agreement to the corresponding terms of the New Advisory Agreement. Many of the terms of the New Advisory Agreement, including fees payable to the Advisor by the applicable Fund thereunder, are substantially the same in all material respects to the terms of the Original Advisory Agreement; however the New Advisory Agreement include a new effective date and has been updated in certain other respects. The form of the New Advisory Agreement is attached to this Proxy Statement as Exhibit A.

      Advisory Services. As was the case under the Original Advisory Agreement, under the New Advisory Agreement, the Advisor will agree to serve each Fund as the investment advisor. In that regard, the New Advisory Agreement provides, and the Original Advisory Agreement also provided, that the Advisor will render the following services and perform the following functions for and on behalf of each
Fund:

             (a) Furnish continuous advice and recommendations to the Fund with respect to the acquisition, holding or disposition of any or all of the securities or other assets which the Fund may own or contemplate acquiring from time to time;

             (b) Cause its officers to attend meetings and furnish oral or written reports, as the Company reasonably may request, in order to keep the Trustees and appropriate officers of the Company fully informed regarding the investment portfolios of the Fund, the investment recommendations of the Advisor, and the considerations which form the basis for such recommendations; and

             (c) Supervise the management of the Fund's investments, including the purchase, sale, retention or lending of securities and other investments in accordance with the direction of the appropriate officers of the Company.

      Compensation. As compensation for its services and facilities furnished to a Fund under the New Advisory Agreement, the Advisor will be entitled to receive fees calculated at the same Fee Rate as that to which it was entitled under the Original Advisory Agreement (i.e., an annual fee equal to 0.60% of the average daily net assets of the Fund). The gross amounts and net amounts (after waivers and reimbursements) of each Fund's advisory fee, as well as fees waived and expenses reimbursed by the Advisor (if any) for its last fiscal year are set forth below:

 FUND NAME                          GROSS ADVISORY FEES    ADVISORY FEES
                                          BEFORE           AFTER WAIVERS/
                                  WAIVERS/REIMBURSEMENTS   REIMBURSEMENTS      WAIVERS       REIMBURSEMENTS
Target Managed VIP Portfolio             $170,003            $116,090         $53,913                  -
The Dow(R) DART 10 Portfolio               32,075                   -          32,075             $3,189
The Dow(R) Target Dividend                107,141              72,238          34,903                  -
   Portfolio
Global Dividend Target                    222,992             201,218          21,774                  -
   15 Portfolio
S&P(R) Target 24 Portfolio                 43,809                 194          43,615                  -
NASDAQ(R) Target 15 Portfolio              16,622                   -          16,622             23,846
First Trust Target Focus Four              45,601                   -          45,601             24,079
   Portfolio
Value Line(R) Target 25 Portfolio          75,121              33,994          41,127                  -

      Continuance. The Original Advisory Agreement was originally in effect for an initial term of two years and could be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually either by the Trustees, including a majority of the Independent Trustees, or the affirmative vote of a majority of the outstanding voting securities (as defined in the 1940 Act). If the holders of Interests of the Funds approve the New Advisory Agreement, the New Advisory Agreement will expire with respect to each Fund on the two-year anniversary of the date of its effectiveness, unless continued. Thereafter, the New Advisory Agreement may be continued for a Fund for successive one-year periods if such continuance is specifically approved at least annually either by the Trustees, including a majority of the Independent Trustees, or the affirmative vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such Fund.

      Termination. The termination provisions of the New Advisory Agreement are similar to those of the Original Advisory Agreement. The New Advisory Agreement
(a) will automatically terminate in the event of its assignment (as defined in the 1940 Act); (b) may be terminated at any time as to a Fund, without penalty, by a majority of the Independent Trustees, or by the affirmative vote of a majority of the outstanding voting securities of such Fund, upon at least 60 days' prior written notice to the Advisor at its principal place of business; and (c) may be terminated by the Advisor, upon at least 60 days' prior written notice to the Company at its principal place of business.

      Limitation of Liability. As was the case under the Original Advisory Agreement, the New Advisory Agreement provides that the Advisor, its partners, directors, officers, employees and certain other persons performing specific functions for a Fund will only be liable to the Fund for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of their obligations and duties under the Agreement.

SECTION 15(f) OF THE 1940 ACT

      Section 15(f) of the 1940 Act is a safe harbor that provides in substance that, when a sale of a controlling interest in an investment advisor occurs, the investment advisor or any of its affiliated persons may receive any amount or benefit in connection with the sale as long as two conditions are met. The first condition specifies that, during the three-year period immediately following consummation of the transaction, at least 75% of the investment company's board of directors/trustees must not be "interested persons" (as defined in the 1940
Act) of the investment advisor or predecessor advisor. The second condition specifies that no "unfair burden" may be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment advisor (or predecessor or successor advisor), or any interested person of any such investment advisor, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property, to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company). If either condition of Section 15(f) is not met, the safe harbor is not available.

      The Board has not been advised of any circumstances arising under the Transaction that might result in the imposition of an "unfair burden" being imposed on any Fund. In addition, the Company has adopted procedures which include steps intended to cause the conditions of Section 15(f) to be met.

BOARD CONSIDERATIONS

      The Board, including the Independent Trustees, approved the Interim Advisory Agreement and the New Advisory Agreement (collectively, the "Agreements") at the Board Meeting. The Board determined that the terms of the Agreements are fair and reasonable and that the Agreements are in the best interests of the Company and each Fund. The Board also determined that it believes that the scope and quality of services to be provided to the Company and each Fund under the Agreements will be at least equivalent to the scope and quality of services provided under the Original Advisory Agreement.

      On August 25, 2010, the Independent Trustees were informed about the Transaction, including that the consummation of the Transaction would constitute a change of control of the Advisor and would result in the "assignment" and termination of the Original Advisory Agreement under its terms and in accordance with Section 15 of the 1940 Act. On August 31, 2010, counsel to the Independent Trustees forwarded to Mr. Bowen and the Advisor a request for information regarding the Transaction. At the Board Meeting, the Board considered the information provided by Mr. Bowen and the Advisor in response to the Independent Trustees' request for information and considered the approval of the Agreements.

      To reach its determination, the Board considered its duties under the 1940 Act, as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. In connection with its deliberations regarding the Agreements, the Board noted the Advisor's representation that apart from their effective and termination dates and any provisions of the Interim Advisory Agreement required by Rule 15a-4, the Agreements were the same in all material respects as the Original Advisory Agreement. The Board noted that it had recently considered the Advisor's capabilities and the terms of the Original Advisory Agreement at a meeting held on March 21-22, 2010 and had determined to renew the Original Advisory Agreement on behalf of each Fund for an additional one-year term (the "2010 Renewal"). The Board considered that in connection with the 2010 Renewal, it had received a report from the Advisor that, among other things, outlined the services provided by the Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the advisory fee for each Fund as compared to fees charged by investment advisors to comparable funds and as compared to fees charged to other clients of the Advisor; expenses of each Fund compared to expense ratios of comparable funds; the nature of expenses incurred in providing services to each Fund and the potential for economies of scale, if any; financial data on the Advisor; any fall-out benefits to the Advisor; and information on the Advisor's compliance program. Prior to the Board Meeting, the Advisor represented to the Board that there had been no material changes to the information provided in March 2010 in connection with the 2010 Renewal and that the Board could continue to rely on such information.

      Because the Board determined that any differences between the Original Advisory Agreement and the Agreements were immaterial, the Board determined that much of its previous analysis in connection with the 2010 Renewal applied to its review and consideration of the Agreements. Accordingly, the Board took note of such prior analysis and supplemented it with the additional considerations noted below. The Independent Trustees also met separately with their independent legal counsel to discuss the Transaction and their consideration of the Agreements.

      In reviewing the Agreements, the Board considered the nature, quality and extent of services to be provided by the Advisor to each Fund under the Agreements. The Board noted that the Transaction was not expected to result in any changes to the personnel of the Advisor responsible for providing services to the Company and each Fund. The Board also considered the representations of the Advisor that there will be no diminution in services provided under the Agreements. In light of the information presented and the considerations made at the Board Meeting, including the considerations made in connection with the 2010 Renewal, the Board concluded that the nature, quality and extent of services to be provided to the Company and each Fund by the Advisor under the Agreements are expected to be satisfactory.

      The Board considered the advisory fees payable by each Fund under the Agreements, noting that they would be the same as the fees payable by each Fund under the Original Advisory Agreement. The Board considered that the Advisor agreed to waive fees and reimburse expenses of each Fund for the two-year period in order to prevent total annual operating expenses (excluding extraordinary expenses and brokerage fees) from exceeding 1.47% of average daily net assets (1.37% for the First Trust Target Focus Four Portfolio). The Board noted that the fees waived by the Advisor are subject to reimbursement for up to three years from the date the fee was incurred, but no reimbursement would be made by a Fund if it would cause a Fund to exceed the expense limitation in place at the time the fees were waived by the Advisor. The Board considered that in connection with the 2010 Renewal it had reviewed the advisory fees charged by the Advisor to similar funds and other non-fund clients, and had noted that the Advisor does not provide advisory services to institutional clients that have investment objectives and policies similar to the Funds', other than to registered investment companies. The Board also noted in connection with the 2010 Renewal that the Advisor does provide retail separate managed account investment advisory services to a variety of accounts that have investment objectives and policies similar to the Funds' and noted the Advisor's standard fee for such services, while also considering the differences in services provided to the Funds. The Board also considered performance information for each Fund, including each Fund's quarterly performance report, which is part of the process that the Board has established for monitoring each Fund's performance and portfolio risk on an ongoing basis. In light of the information presented on the fees and performance of each Fund and the considerations made at the Board Meeting, including the considerations made in connection with the 2010 Renewal, the Board concluded that the advisory fees for each Fund were reasonable and appropriate in light of the nature, quality and extent of services expected to be provided by the Advisor to each Fund under the Agreements.

      The Board noted that the Advisor has continued to invest in personnel and infrastructure and considered whether fee levels reflect any economies of scale for the benefit of shareholders. The Board concluded that the advisory fee for each Fund continues to reflect an appropriate level of sharing of any economies of scale at current asset levels. The Board noted that in connection with the 2010 Renewal it had reviewed the costs of the services provided and profits realized by the Advisor from serving as investment advisor to each Fund for the twelve months ended December 31, 2009 and had noted that the Advisor estimated that it incurred a loss in providing services to each Fund in 2009. The Board considered whether the Advisor derives any ancillary benefits from its relationship with the Company and each Fund and noted that the typical fall-out benefits to the Advisor such as soft dollars are not present. The Board noted that the Advisor will receive compensation from the Company for providing fund reporting services. The Board concluded that any other fall-out benefits received by the Advisor or its affiliates would appear to be limited.

      Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined that the terms of the Agreements are fair and reasonable and that approval of the Agreements is in the best interests of the Company and each Fund. No single factor was determinative in the Board's analysis.

      Accordingly, the Board recommends that shareholders of the Company vote to approve the New Advisory Agreement for their applicable Fund.

ADDITIONAL INFORMATION ABOUT THE COMPANY AND THE ADVISOR

      A list of the officers of the Company and the managing directors and principal officers of the Advisor, their positions with the Company and/or the Advisor, and their principal occupations are set forth below. Certain officers of the Company have a minority equity interest in the limited partner of the Advisor.

                              POSITION WITH THE           POSITION WITH THE
    NAME                           COMPANY                     ADVISOR                         PRINCIPAL OCCUPATION
James A. Bowen             President, Chairman          Managing Director and        President, First Trust Advisors L.P. and
                           of the Board, Chief          President                    First Trust Portfolios L.P.; Chairman of
                           Executive Officer                                         the Board of Directors, BondWave LLC and
                           and Trustee                                               Stonebridge Advisors LLC

Mark R. Bradley            Treasurer, Chief             Managing Director and        Chief Financial Officer, First Trust
                           Financial Officer            Chief Financial Officer      Advisors L.P. and First Trust Portfolios
                           and Chief Accounting                                      L.P.; Chief Financial Officer, BondWave
                           Officer                                                   LLC and Stonebridge Advisors LLC

Susan M. Brix              Assistant Vice               Assistant Portfolio          Representative, First Trust Portfolios
                           President                    Manager                      L.P., Assistant Portfolio Manager, First
                                                                                     Trust Advisors L.P.

Kathleen W. Brown          None                         Chief Compliance Officer     Chief Compliance Officer, First Trust
                                                                                     Advisors L.P. and First Trust Portfolios L.P.

Robert F. Carey            None                         Chief Investment Officer     Chief Investment Officer, First Trust
                                                                                     Advisors L.P. and First Trust Portfolios L.P.

Erin E. Chapman            Assistant Secretary          Assistant General            Assistant General Counsel, First Trust
                                                        Counsel                      Advisors L.P. and First Trust Portfolios L.P.

James M. Dykas             Assistant Treasurer          Senior Vice President        Senior Vice President, First Trust
                                                                                     Advisors L.P. and First Trust Portfolios L.P.

R.  Scott Hall             None                         Managing Director            Managing Director, First Trust Advisors
                                                                                     L.P. and First Trust Portfolios L.P.

W. Scott Jardine           Secretary and Chief          General Counsel              General Counsel, First Trust Advisors L.P.,
                           Compliance Officer                                        First Trust Portfolios L.P. and BondWave LLC;
                                                                                     Secretary, Stonebridge Advisors LLC

Daniel J. Lindquist        Vice President               Senior Vice President        Senior Vice President, First Trust
                                                                                     Advisors L.P. and First Trust Portfolios L.P.

Coleen D. Lynch            Assistant Vice               Assistant Vice President     Assistant Vice President, First Trust
                           President                                                 Advisors L.P. and First Trust Portfolios L.P.

Kristi A. Maher            Assistant Secretary          Deputy General Counsel       Deputy General Counsel, First Trust
                           and Deputy Chief                                          Advisors L.P. and First Trust Portfolios L.P.
                           Compliance Officer

Ronald D. McAlister        None                         Managing Director            Managing Director, First Trust Advisors
                                                                                     L.P. and First Trust Portfolios L.P.

Andrew S. Roggensack       None                         Managing Director            Managing Director, First Trust Advisors
                                                                                     L.P. and First Trust Portfolios L.P.

Roger F. Testin            Vice President               Senior Vice President        Senior Vice President, First Trust Advisors
                                                                                     L.P. and First Trust Portfolios L.P.

      The business address of the Advisor and each principal officer and managing director of the Advisor is 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187.

      As noted above under "PROPOSAL: APPROVAL OF NEW ADVISORY AGREEMENT -- BACKGROUND AND REASON FOR VOTE," The Charger Corporation, located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187 is the general partner of the Advisor.

CERTAIN COMPENSATION PAID TO FIRST TRUST PORTFOLIOS

      Rule 12b-1 Plan. First Trust Portfolios, an affiliate of the Advisor and the principal underwriter of the Funds' Interests, does not receive underwriting commissions for its sale of Interests of the Funds, but does receive compensation pursuant to a Rule 12b-1 plan adopted by the Funds. The Company has adopted a plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act, which provides that Interests of the Funds will be subject to an annual service fee. The Company has adopted the Plan to encourage Prudential to provide services to owners of interests of the Funds and to promote future sales of the Funds.

      First Trust Portfolios serves as selling agent and distributor of the Interests of the Funds. In this capacity, First Trust Portfolios manages the offering of the Funds' Interests and is responsible for all sales and promotional activities. In order to compensate First Trust Portfolios for its costs in connection with these activities, each Fund has adopted a service plan under Rule 12b-1 under the 1940 Act. First Trust Portfolios uses the service fee to compensate Prudential for providing account services to Policy owners. These services include establishing and maintaining Policy owners' accounts, supplying information to Policy owners, delivering fund materials to Policy owners, answering inquiries, and providing other personal services to Policy owners. Each Fund may spend up to 0.25 of 1% per year of the average daily net assets of its Interests as a service fee under the Plan. In addition, the Plan permits First Trust Advisors to use a portion of its advisory fee to compensate First Trust Portfolios for expenses incurred in connection with the sale and distribution of a Fund's Interests including, without limitation, compensation of its sales force, expenses of printing and distributing prospectuses to persons other than Interest holders or Policy owners, expenses of preparing, printing and distributing advertising and sales literature and reports to Interest holders and Policy owners used in connection with the sale of a Fund's Interests, certain other expenses associated with the distribution of Interests of the Funds, and any distribution-related expenses that may be authorized from time to time by the Board of Trustees.

      For the fiscal year ended December 31, 2009, each Fund paid the following amounts under the Plan: Target Managed VIP Portfolio $70,835; The Dow(R) DART 10 Portfolio $13,364; The Dow(R) Target Dividend Portfolio $44,642; Global Dividend Target 15 Portfolio $92,913; S&P(R) Target 24 Portfolio $18,254; NASDAQ(R) Target 15 Portfolio $6,926; First Trust Target Focus Four Portfolio $19,000; and Value Line(R) Target 25 Portfolio $31,300. For the fiscal year ended December 31, 2009, all 12b-1 fees paid during the period were paid to Prudential for providing account services. As a result, none of the 12b-1 service fee was paid for: advertising, printing, and mailing of prospectuses to other than current interest holders, compensation to underwriters, compensation to broker-dealers, compensation to sales personnel, interest, carrying, or other financing charges and any other charges.

      It is expected that the Plan will continue to be in effect following the approval of the New Advisory Agreement.

LICENSING FEES

      First Trust Advisors has entered into various licensing agreements ("Licensing Agreements") which allow First Trust Advisors to use proprietary systems and certain trademarks and trade names of the applicable licensors. The Funds may be sub-licensees to certain of the Licensing Agreements and required to pay licensing fees and to reimburse First Trust Advisors for licensing fees paid. During the fiscal year ended December 31, 2009, each Fund reimbursed First Trust Advisors for the following amounts of licensing fees: Target Managed VIP Portfolio $14,761; The Dow(R) DART 10 Portfolio $1,589; The Dow(R) Target Dividend Portfolio $11,437; Global Dividend Target 15 Portfolio $0; S&P(R) Target 24 Portfolio $5,000; NASDAQ(R) Target 15 Portfolio $5,000; First Trust Target Focus Four Portfolio $2,860; and Value Line(R) Target 25 Portfolio $9,697.

      It is expected that the Licensing Agreements will continue to be in effect following the approval of the New Advisory Agreement.

REQUIRED VOTE

      To become effective for a Fund, the New Advisory Agreement must be approved by a vote of a majority of the outstanding voting Interests of such Fund. The "vote of a majority of the outstanding voting Interests" of a Fund for this purpose, as defined in the 1940 Act, means the vote of the lesser of (i) 67% or more of the voting Interests of such Fund present at the Meeting if the holders of more than 50% of the outstanding voting Interests of such Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding voting Interests of such Fund.

      For purposes of determining the approval of the New Advisory Agreement, abstentions will have the effect of a vote against this Proposal. As described above under "VOTING INSTRUCTIONS," Prudential will vote Interests for which it does not timely receive voting instructions in the same proportion as Interests for which instructions were timely received from Policy owners.

      THE BOARD OF TRUSTEES RECOMMENDS THAT INTEREST HOLDERS VOTE TO APPROVE THE NEW ADVISORY AGREEMENT.

                             ADDITIONAL INFORMATION

INFORMATION ABOUT THE PRINCIPAL UNDERWRITER AND ADMINISTRATORS

      First Trust Portfolios L.P., located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, is the principal underwriter of the Interests of the Funds.

      BNY Mellon Investment Servicing (US) Inc. acts as the Company's administrator and accounting agent and is located at 4400 Computer Drive, Westborough, Massachusetts 01581. Prudential, located at 1 Corporate Drive, Shelton, Connecticut 06484, performs certain administrative services for the Funds, Account B and the Policies.

TRUSTEE AND OFFICER FUND OWNERSHIP; TRANSACTIONS

      As of July 31, 2010, the Trustees of the Company beneficially owned the following number of Interests of each Fund:

------------------------------------- ----------------------------------------
              TRUSTEE                              SHARES OWNED
------------------------------------------------------------------------------
INTERESTED TRUSTEE
------------------------------------- ----------------------------------------
James A. Bowen                                           0
------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------- ----------------------------------------
Richard E. Erickson                                      0
------------------------------------- ----------------------------------------
Thomas R. Kadlec                                         0
------------------------------------- ----------------------------------------
Robert F. Keith                                          0
------------------------------------- ----------------------------------------
Niel B. Nielson                                          0
------------------------------------- ----------------------------------------

      As of July 31, 2010, the Trustees and officers of the Company as a group beneficially owned none of the total outstanding Interests of any Fund.

      No Trustee other than Mr. Bowen was a party to the Transaction. Other than the Transaction, since the beginning of the Company's most recently completed fiscal year, no Trustee has purchased or sold securities of the Advisor, Grace Partners or The Charger Corporation.

PROPOSALS BY INTEREST HOLDERS

      The Company is not required to, and does not generally, hold annual meetings of Interest Holders. Therefore, the anticipated date of the next meeting of Interest Holders (if any) cannot be provided. Special meetings of the Interest Holders, however, may be called by the Chairman of the Board, the President of the Company, two or more Trustees, or at the written request of owners of at least 10% of the Interests entitled to vote at the meeting. Holders of Interests who wish to present a proposal for inclusion in a future proxy statement for a subsequent meeting of Interest Holders should send their written proposals to the Company's Secretary at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. Proposals submitted pursuant to Rule 14a-8 under the

1934 Act must be received by the Company a reasonable time before the Company begins to print and send its proxy materials for the meeting. The timely submission of a proposal does not necessarily mean that the proposal will be included.

FISCAL YEAR

      The Company's fiscal year end is December 31.

DELIVERY OF CERTAIN DOCUMENTS

      Annual reports will be sent to Interest Holders of record of the Company following the Company's fiscal year end. The Company will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to the Company at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187 or by calling (800) 621-1675.

      Please note that only one annual or semi-annual report, proxy statement or Notice of Internet Availability of Proxy Materials, as applicable, may be delivered to two or more Interest Holders who share an address, unless the Company has received instructions to the contrary. To request a separate copy of an annual or semi-annual report, proxy statement or Notice of Internet Availability of Proxy Materials, as applicable, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, Interest Holders should contact the Company at the address and phone number set forth above. Pursuant to a request, a separate copy will be delivered promptly.

GENERAL

      Failure of a quorum to be present at the Meeting will necessitate an adjournment. The Meeting may be adjourned to a designated time and place by the vote of a majority of the Interests present and entitled to vote thereat even though less than a quorum is so present without any further notice, except by announcement at the Meeting.

                    OTHER MATTERS TO COME BEFORE THE MEETING

      No business other than the matter described above is expected to come before the Meeting, but should any other matter requiring a vote of Interest Holders properly come before the Meeting, including any question as to an adjournment or postponement of the Meeting, the persons designated by Prudential, with respect to Account B, as proxies will vote thereon according to their best judgment in the interests of the applicable Funds.

Dated: November 12, 2010

--------------------------------------------------------------------------------
IT IS IMPORTANT THAT VOTING INSTRUCTIONS BE SUBMITTED PROMPTLY. POLICY OWNERS ARE THEREFORE URGED TO SUBMIT THEIR VOTING INSTRUCTIONS BY FOLLOWING THE DIRECTIONS SET FORTH ON THE ENCLOSED VOTING INSTRUCTIONS CARD AS SOON AS POSSIBLE.
--------------------------------------------------------------------------------

                                                                       EXHIBIT A


                                    FORM OF
                NEW INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT


      This Investment Advisory and Management Agreement (the "Agreement") made this ____ day of _____, ______, by and between First Defined Portfolio Fund, LLC, a Delaware limited liability company (the "Company"), on behalf of each series (each a "Fund" and collectively, the "Funds") of the Company, and First Trust Advisors L.P. (the "Adviser"), an Illinois limited partnership.

      WHEREAS, the Company and the Adviser wish to enter into this Agreement setting forth the terms and conditions under which the Adviser will perform certain investment advisory and management services for the Funds listed in Schedule A attached hereto, and be compensated for such services by the Funds.

      NOW, THEREFORE, in consideration of the premises and mutual agreements hereinafter contained, the Company and the Adviser hereby agree as follows:

SECTION 1.          INVESTMENT ADVISORY SERVICES.

     Section 1.1. During the Term (as such term is defined in Section 5 hereof) of this Agreement, the Adviser shall serve as the investment adviser (within the meaning of the Investment Advisers Act of 1940, as amended) of the Funds. In such capacity, the Adviser shall render the following services and perform the following functions for and on behalf of the Funds:

             (a) Furnish continuous advice and recommendations to the Funds with respect to the acquisition, holding or disposition of any or all of the securities or other assets which the Funds may own or contemplate acquiring from time to time;

             (b) Cause its officers to attend meetings and furnish oral or written reports, as the Company reasonably may request, in order to keep the Trustees and appropriate officers of the Company fully informed regarding the investment portfolios of the Funds, the investment recommendations of the Adviser, and the considerations which form the basis for such recommendations; and

             (c) Supervise the management of the Fund's investments, including the purchase, sale, retention or lending of securities and other investments in accordance with the direction of the appropriate officers of the Company.

     Section 1.2. The services of the Adviser to the Funds are not exclusive, and nothing contained herein shall be deemed or construed to prohibit, limit, or otherwise restrict the Adviser from rendering investment or other advisory services to any third person, whether similar to those to be provided to the Funds hereunder or otherwise.

SECTION 2.          COMPENSATION OF ADVISER.

     Section 2.1. For its services hereunder, each Fund shall pay the Adviser an annual fee (the "Fee") as set forth in Schedule B. The Fee will be computed daily and payable monthly in arrears.

     Section 2.2. Notwithstanding the provisions of Section 2.1 hereof, the amount of the Fee to be paid with respect to the first and last months of this Agreement shall be pro rated based on the number of calendar days in such quarter.

     Section 2.3. The Adviser may voluntarily waive Fees or reimburse expenses at any time. Any amounts waived or reimbursed by the Adviser are subject to reimbursement by the Fund within the following three years, to the extent such reimbursement by the Fund would not cause the Fund to exceed any current expense limitation.

SECTION 3.          EXPENSES PAID BY THE ADVISER.

     Section 3.1. Subject to the provisions of Section 3.2 hereof, the Adviser shall pay the following expenses relating to the management and operation of the
Funds:

             (a) All reasonable fees, charges, costs and expenses and all reasonable compensation of all officers and Trustees of the Funds relating to the performance of their duties to the Funds; provided, however, that the Adviser shall not pay any such amounts to any Outside Trustees (for purposes of this Agreement, an "Outside Trustee" is any Trustee of the Company who is not an "Interested Person," within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act")); and provided, further, that in the event that any person serving as an officer of the Company has both executive duties attendant to such office and administrative duties to the Company apart from such office, the Adviser shall not pay any amounts relating to the performance of such duties;

             (b) All costs of office equipment and personnel necessary for and allocable to the performance of the obligations of the Adviser hereunder.

     Section 3.2. Except as provided in this Section, nothing contained in this Agreement shall be deemed or construed to impose upon the Adviser any obligation to incur, pay, or reimburse the Funds for any other costs of or relating to the Funds.

SECTION 4.          EXPENSES PAID BY THE FUNDS.

     Section 4.1. Except as provided in Section 3 hereof, the Funds hereby assume and shall pay all fees, costs and expenses incurred by, or on behalf, or for the benefit of the Funds, including without limitation:

             (a) All costs of any custodian or depository;

             (b) All costs for bookkeeping, accounting, pricing and auditors' services;

             (c) All costs of leased office space of or allocable to the Funds within the offices of the Adviser or in such other place as may be mutually agreed upon between the parties from time to time;

             (d) All costs of any transfer agent and registrar of interests of the Funds ("Interests");

             (e) All costs incurred by any Outside Trustee of the Company in connection with the performance of his duties relating to the affairs of the Company in such capacity as an Outside Trustee of the Company, and costs relating to the performance by any officer of the Company, performing duties on behalf of the Funds apart from such office, all in accordance with Section 3.1 (a) hereof;

             (f) All brokers' commissions and other costs incurred in connection with the execution of the Funds' portfolio transactions;

             (g) All taxes and other costs payable by or on behalf of the Funds to federal, state or other governmental agencies;

             (h) All costs of printing, recording and transferring certificates representing Interests;

             (i) All costs in connection with the registration of the Funds and the Interests with the Securities and Exchange Commission ("SEC"), and the continuous maintenance of the effectiveness of such registrations, and the registration and qualification of Interests of the Funds under state or other securities laws, including, without limitation, the preparation and printing of registration statements, prospectuses and statements of additional information for filing with the SEC and other authorities;

             (j) All costs of preparing, printing and mailing prospectuses, statements of additional information and reports to holders of Interests;

             (k) All costs of Interest holders' and Trustees' meetings and of preparing, printing and mailing all information and documents, including without limitation all notices, financial reports and proxy materials, to holders of Interests;

             (l) All costs of legal counsel for the Company and for Trustees of the Company in connection with the rendering of legal advice to or on behalf of the Funds, including, without limitation, legal services rendered in connection with the Funds' existence, corporate and financial structure and relations with its Interest holders, registrations and qualifications of securities under federal, state and other laws, issues of securities, expenses which the Funds have herein assumed whether customary or not, and extraordinary matters, including, without limitation, any litigation involving the Company, Trustees, or officers of the Company relating to the affairs of the Funds, employees or agents of the Funds;

             (m) All costs of licenses to utilize trademarks, trade names, service marks or other proprietary interests;

             (n) All costs associated with membership in trade associations; and

             (o) All costs of filing annual and other reports with the SEC and other regulatory authorities.

      In the event that the Adviser provides any of the foregoing services or pays any of these expenses, the Funds promptly shall reimburse the Adviser therefor.

SECTION 5.          TERM; TERMINATION.

     Section 5.1. This Agreement shall continue in effect, unless sooner terminated in accordance with the provisions of Section 5.2, for a period of two years beginning the date hereof, and shall continue in effect from year to year thereafter (collectively, the "Term"); provided, however, that any such continuation shall be expressly approved at least annually either by the Trustees, including a majority of the Trustees who are not parties hereto or Interested Persons of any such party, cast at a meeting called for the purpose of voting on such renewal, or the affirmative vote of a majority of the Outstanding Voting Securities (as such term is defined in Section 2(a)(42) of the 1940 Act) of the Funds.

             (a) Any continuation of this Agreement pursuant to Section 5.1 hereof shall be deemed to be specifically approved if such approval occurs:

                   (i) with respect to the first continuation hereof, during the
            60 days prior to and including the earlier of (A) the date specified herein for the termination of this Agreement in the absence of such approval, or (B) the second anniversary of the execution of this Agreement; and

                  (ii) with respect to any subsequent continuation hereof,
            during the 60 days prior to and including the first anniversary of the date upon which the most recent previous annual continuance of this Agreement became effective; or

                  (iii) at such other date or time provided in or permitted by
            Rule 15a-2 under the 1940 Act.

     Section 5.2. This Agreement may be terminated at any time, without penalty, as follows:

             (a) By a majority of the Trustees of the Company who are not parties hereto or Interested Persons of any such party, or by the affirmative vote of a majority of the Outstanding Voting Securities of the applicable Fund, upon at least 60 days' prior written notice to the Adviser at its principal place of business; and

             (b) By the Adviser, upon at least 60 days' prior written notice to the Company at its principal place of business.

SECTION 6.          RETENTION OF CONTROL BY FUNDS.

      The Company acknowledges that the investment advice and recommendations to be provided by the Adviser hereunder are advisory in nature only. The Company further acknowledges that, at all times during the Term hereof, the Funds (and not the Adviser) shall retain full control over the investment policies of the Funds. Nothing contained herein shall be deemed or construed to limit, prohibit or restrict the right or ability of the Trustees of the Company to delegate to the appropriate officers of the Company, or to a committee of Trustees of the Company, the power to authorize purchases, sales or other actions affecting the portfolios of the Funds between meetings of the Trustees of the Company; provided, however, that all such purchases, sales or other actions so taken during such time shall be consistent with the investment policies of the Funds and shall be reported to the Board of Trustees of the Company at its next regularly scheduled meeting.

SECTION 7.          BROKERS AND BROKERAGE COMMISSIONS.

     Section 7.1. For purposes of this Agreement, brokerage commissions paid by the Funds upon the purchase or sale of the Funds' portfolio securities shall be considered a cost of securities of the Funds and shall be paid by the Funds in accordance with Section 4.1(e) hereof.

     Section 7.2. The Adviser shall place Funds portfolio transactions with brokers and dealers who render satisfactory service in the execution of orders at the most favorable prices and at reasonable commission rates; provided, however, that the Adviser may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting such transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, in terms of either that particular transaction or the overall responsibilities of the Adviser.

     Section 7.3. In placing portfolio business with broker-dealers for or on behalf of the Funds, the Adviser shall seek the best execution of each such transaction, and all such brokerage placements shall be consistent with the Rules of Conduct of Financial Industry Regulatory Authority (FINRA). Notwithstanding the foregoing, the Funds shall retain the right to direct the placement of all portfolio transactions for or on behalf of the Funds, and, in furtherance thereof, the Funds may establish policies or guidelines to be followed by the Adviser in its placement of the Funds' portfolio transactions pursuant to the foregoing provisions. The Adviser shall report to the Trustees of the Company at least on a quarterly basis regarding the placement of the Funds' portfolio transactions.

     Section 7.4. The Adviser shall not deal with any affiliate in any transaction hereunder in which such affiliate acts as a principal, nor shall the Adviser, in rendering services to the Funds hereunder, execute any negotiated trade with any affiliate if execution thereof involves such affiliate's acting as a principal with respect to any part of an order for or on behalf of the Funds.

SECTION 8.          ASSIGNMENT.

      This Agreement may not be assigned by either party hereto. This Agreement shall terminate automatically in the event of any assignment (as such term is defined in Section 2(a)(4) of the 1940 Act). Any attempted assignment of this Agreement shall be of no force and effect.

SECTION 9.          AMENDMENTS.

      This Agreement may be amended in writing signed by both parties hereto; provided, however, that no such amendment shall be effective unless approved by a majority of the Trustees of the Company who are not parties hereto or Interested Persons of any such party cast at a meeting called for the purpose of voting on such amendment and by the affirmative vote of a majority of the Outstanding Voting Securities of the applicable Fund.

SECTION 10.         LIABILITY.

      The Adviser, its partners, directors, officers, employees, and certain other persons performing specific functions for a Fund will only be liable to the Fund for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of their obligations and duties under the Agreement.

SECTION 11.         SECTION 817(h) DIVERSIFICATION.

      The Adviser is responsible for compliance with the provisions of Section 817(h) of the Internal Revenue Code of 1986, as amended ("Code"), applicable to each Fund (relating to the diversification requirements applicable to investments in underlying variable annuity contracts).

SECTION 12.         GOVERNING LAW.

      This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of Illinois, without reference to the conflict of laws provisions thereof. In the event of any inconsistency between this Agreement and the 1940 Act, the 1940 Act shall govern, and the inconsistent provisions of this Agreement shall be construed so as to eliminate such inconsistency.

SECTION 13.         NON-LIABILITY OF CERTAIN PERSONS.

      Any obligation of the Company hereunder shall be binding only upon the assets of the Company (or the applicable Fund thereof) and shall not be binding upon any Trustee, officer, employee, agent, member or interest-holder of the Company. Neither the authorization of any action by any Trustee, officer, employee, agent, member or interest-holder of the Company nor the execution of this agreement on behalf of a Fund shall impose any liability upon any Trustee, officer, employee, agent, member or interest-holder of the Company.

SECTION 14.         USE OF ADVISER'S NAME.

      The Company may use the name "First Defined Portfolio Fund, LLC" and the Portfolio names listed in Schedule A or any other name derived from the name "First Trust" or "Nike Securities" only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to the business of Adviser as investment adviser. At such time as this Agreement or any extension, renewal or amendment hereof, or such other similar agreement shall no longer be in effect, the Company will cease to use any name derived from the name "First Trust" or "Nike Securities" or otherwise connected with Adviser, or with any organization which shall have succeeded to Adviser's business as investment adviser.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                        FIRST DEFINED PORTFOLIO FUND, LLC



                                        By _________________________________
                                           Name:
                                           Title:


                                        FIRST TRUST ADVISORS L.P.



                                        By _________________________________
                                           Name:
                                           Title:

                                   SCHEDULE A


          1. The Target Managed VIP Portfolio

          2. The Dow(R) Target Dividend Portfolio

          3. The Dow(R) DART 10 Portfolio

          4. Global Dividend Target 15 Portfolio

          5. S&P(R) Target 24 Portfolio

          6. NASDAQ(R) Target 15 Portfolio

          7. First Trust Target Focus Four Portfolio

          8. Value Line(R) Target 25 Portfolio

                                   SCHEDULE B


                                                             FEE RATE

     1.    The Target Managed VIP Portfolio                    0.60%

     2.    The Dow(R) Target Dividend Portfolio                0.60%

     3.    The Dow(R) DART 10 Portfolio                        0.60%

     4.    Global Dividend Target 15 Portfolio                 0.60%

     5.    S&P(R) Target 24 Portfolio                          0.60%

     6.    NASDAQ(R) Target 15 Portfolio                       0.60%

     7.    First Trust Target Focus Four Portfolio             0.60%

     8.    Value Line(R) Target 25 Portfolio                   0.60%

FORM OF PROXY CARD


                                   --------------------------------------------
                                                 VOTE BY MAIL
                                   o  Read the Proxy Statement and have this
                                      card at hand
                                   o  Check the appropriate box on reverse
                                   o  Sign and date this card
                                   o  Return promptly in the enclosed envelope
                                   --------------------------------------------
PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY  11735

                       FIRST DEFINED PORTFOLIO FUND, LLC

                                             SPECIAL MEETING OF INTEREST HOLDERS
                                                                DECEMBER 6, 2010

                                            THIS PROXY IS SOLICITED ON BEHALF OF
                                          THE BOARD OF TRUSTEES OF FIRST DEFINED
                                                             PORTFOLIO FUND, LLC

       999 999 999 999 99  <--


FUND NAME PRINTS HERE

The undersigned holder of interests of the above-mentioned fund (the "Fund"), a series of First Defined Portfolio Fund, LLC (the "Company"), a Delaware limited liability company, hereby appoints W. Scott Jardine, Mark R. Bradley, Kristi A. Maher, James M. Dykas and Erin E. Chapman as attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all interests of the Fund that the undersigned is entitled to vote at the Special Meeting of Interest Holders (the "Meeting") to be held at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, at 4:00 p.m. Central time on the date indicated above, and any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Interest Holders and Proxy Statement dated November 12, 2010, and hereby instructs said attorneys and proxies to vote said interests as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting and any adjournments or postponements thereof (including, but not limited to, any questions as to adjournment or postponement of the Meeting). A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given. THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

                               (bold down arrow)


                                 Date:________________________________

                            ----------------------------------------------------


                            ----------------------------------------------------
                            Signature(s) (if held jointly)     (SIGN IN THE BOX)

                            NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


(bold down arrow)                                              (bold down arrow)

  PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]
                       PLEASE DO NOT USE FINE POINT PENS.
(bold down arrow)                                              (bold down arrow)



THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE PROPOSAL.

Proposal - The Board of Trustees recommends a vote FOR the Proposal to             FOR    AGAINST   ABSTAIN
           approve a new Investment Advisory and Management Agreement between First Defined Portfolio Fund, LLC, on behalf of the Fund, and First Trust Advisors L.P.

           Approval of New Investment Advisory and Management Agreement            [ ]      [ ]       [ ]


                      PLEASE SIGN AND DATE ON REVERSE SIDE



(bold down arrow)                                              (bold down arrow)

FORM OF VOTING INSTRUCTIONS


                                   --------------------------------------------
                                                 VOTE BY MAIL
                                   o  Read the Proxy Statement and have this
                                      card at hand
                                   o  Check the appropriate box on reverse
                                   o  Sign and date this card
                                   o  Return promptly in the enclosed envelope
                                   --------------------------------------------
PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY  11735

                       FIRST DEFINED PORTFOLIO FUND, LLC

                                             SPECIAL MEETING OF INTEREST HOLDERS
                                                                DECEMBER 6, 2010

                                      THIS VOTING INSTRUCTIONS CARD IS SOLICITED
    BY PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION (THE "INSURANCE COMPANY")
                                           ON BEHALF OF THE BOARD OF TRUSTEES OF
FUND NAME PRINTS HERE                          FIRST DEFINED PORTFOLIO FUND, LLC
INSURANCE COMPANY NAME PRINTS HERE

The undersigned hereby instructs the above-referenced Insurance Company and hereby authorizes it to represent and to vote, as designated on the reverse, at the Special Meeting of Interest Holders (the "Special Meeting") to be held at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, at 4:00 p.m. Central time, on December 6, 2010 and at any adjournments or postponements thereof, all interests of the above-mentioned portfolio (the "Fund"), a series of First Defined Portfolio Fund, LLC, a Delaware limited liability company, attributable to his or her variable annuity policy as directed on the reverse side of this Card. The proxies voting interests at the Special Meeting on behalf of the Insurance Company are authorized to vote in their discretion upon such other business as may properly come before the Special Meeting and any adjournments or postponements thereof (including, but not limited to, any questions as to adjournment or postponement of the Special Meeting). The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Interest Holders and Proxy Statement dated November 12, 2010. The undersigned hereby revokes any voting instructions previously given. IF THIS VOTING INSTRUCTIONS CARD IS SIGNED AND RETURNED WITH NO DIRECTION SELECTED, THE INTERESTS WILL BE VOTED "FOR" THE PROPOSAL.

                               (bold down arrow)

                                   Voting Instructions Card must
                                              be signed and dated below.

                                          Date_________________________________

                               -------------------------------------------------


                               -------------------------------------------------
                               Signature(s) (if held jointly)  (SIGN IN THE BOX)

                               NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


(bold down arrow)                                     (bold down arrow)

  PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]
                       PLEASE DO NOT USE FINE POINT PENS.
(bold down arrow)                                              (bold down arrow)



THE INTERESTS WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE PROPOSAL.

Proposal - The Board of Trustees recommends a vote FOR the Proposal to             FOR    AGAINST   ABSTAIN
           approve a new Investment Advisory and Management Agreement between First Defined Portfolio Fund, LLC, on behalf of the Fund, and First Trust Advisors L.P.

           Approval of New Investment Advisory and Management Agreement            [ ]      [ ]       [ ]

IF YOU PROPERLY EXECUTE AND TIMELY RETURN THIS VOTING INSTRUCTIONS CARD, THE INSURANCE COMPANY WILL VOTE THE INTERESTS ATTRIBUTABLE TO YOUR VARIABLE ANNUITY POLICY IN ACCORDANCE WITH YOUR INSTRUCTIONS.

IF YOU MERELY SIGN AND RETURN THIS VOTING INSTRUCTIONS CARD WITH NO DIRECTION SELECTED, THE INSURANCE COMPANY WILL VOTE THE INTERESTS ATTRIBUTABLE TO YOUR VARIABLE ANNUITY POLICY "FOR" THE PROPOSAL.

IF YOU FAIL TO RETURN THIS VOTING INSTRUCTIONS CARD OR RETURN IT UNSIGNED, THE INSURANCE COMPANY WILL VOTE ALL INTERESTS ATTRIBUTABLE TO YOUR VARIABLE ANNUITY POLICY IN THE SAME PROPORTION AS INTERESTS FOR WHICH VOTING INSTRUCTIONS FOR THE FUND WERE TIMELY RECEIVED FROM OTHER POLICY OWNERS.

                      PLEASE SIGN AND DATE ON REVERSE SIDE


(bold down arrow)                                              (bold down arrow)